UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2017 (February 18, 2017)

Lumos Networks Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35180	80-0697274
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lumos Plaza, P.O. Box 1068, Waynesboro, Virginia 22980

(Address of Principal Executive Offices) (Zip Code)

(540) 946-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 20, 2017, Lumos Networks Corp. (the “Company”) issued a press release announcing that it has entered into a definitive agreement dated as of February 18, 2017 (the “Merger Agreement”), by and among the Company, MTN Infrastructure TopCo, Inc. (“Parent”) and MTN Infrastructure BidCo, Inc. (“Merger Sub”), pursuant to which it will be acquired by EQT Infrastructure investment strategy (“EQT Infrastructure”). Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, Merger Sub will merge with and into the Company with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”). Pursuant to the Merger Agreement, each outstanding share of common stock of the Company prior to the effective time of the Merger shall be automatically converted into the right to receive $18.00 in cash. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information required by Item 1.01, including a copy of the Merger Agreement, will be filed in a separate Current Report on Form 8-K.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, the Company will hold a special meeting to obtain shareholder approval in connection with the proposed transaction and will file a proxy statement with the SEC. Additionally, the Company will file other relevant materials in connection with the proposed transaction. The definitive proxy statement will be mailed to the Company’s shareholders and will contain important information about the proposed transaction and related matters. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company on the Company’s website at www.lumosnetworks.com or by contacting investor relations at davisw@lumosnetworks.com. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Certain Information Regarding Participants

The Company and its directors, executive officers and other persons, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed transaction. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, is set forth in the materials filed by the Company with the SEC, including in the Company’s definitive proxy statement filed with the SEC on March 15, 2016, and will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Any statements contained in this presentation that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, the Company’s current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause the Company’s actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond the Company’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. The Company does not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: the successful closing of the announced transaction with EQT Infrastructure, including obtaining the requisite regulatory, governmental and shareholder approvals and satisfying other closing conditions; the risk that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could cause the parties to abandon the transaction or materially impact the financial benefits of the transaction; the timing to consummate the proposed transaction; any disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; the transaction may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the transaction, the failure by EQT Infrastructure to obtain the necessary financing arrangement set forth in commitment letters received in connection with the merger; the impact of the Company’s previous acquisitions of Clarity Communications and DC 74 on the Company’s operations; rapid development and intense competition with resulting pricing pressure in the telecommunications and high speed data transport industry; the Company’s ability to grow its data business on an organic or inorganic basis in order to offset expected revenue declines in legacy voice and access products; the Company’s ability to obtain new carrier contracts or expand services under existing carrier contracts at competitive pricing levels to offset churn and achieve revenue growth from its carrier businesses; the Company’s ability to separate its legacy business on a timely basis; the Company’s ability to effectively allocate capital and timely implement network expansion plans necessary to accommodate organic growth initiatives; the Company’s ability to complete customer installations in a timely manner; adverse economic conditions; operating and financial restrictions imposed by the Company’s senior credit facility and unsecured debt obligations; the Company’s cash and capital requirements; the Company’s ability to maintain and enhance its network; the potential to experience a high rate of customer turnover; federal and state regulatory fees, requirements and developments; the Company’s reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in the Company’s business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in the Company’s SEC filings, including its Annual Report filed on Form 10-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated February 20, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2017

LUMOS NETWORKS CORP.

By:	/s/ Johan G. Broekhuysen
Johan G. Broekhuysen
Executive Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 20, 2017